Taxation	12 Months Ended
Jun. 30, 2024
Income Taxes [Abstract]
Taxation	7. Taxation
Accounting policies
Current tax is based on taxable profit for the year. Taxable profit is different from accounting profit due to temporary differences between accounting and tax treatments, and due to items that are never taxable or tax deductible. Tax treatments are not recognised unless it is probable that a tax authority will accept the treatment. Once considered to be probable, tax treatments are reviewed each year to assess whether a provision should be taken against full recognition of the treatment on the basis of potential settlement through negotiation and/or litigation with the relevant tax authorities. Tax provisions are included in current liabilities. Penalties and interest on tax liabilities are included in operating profit and finance charges, respectively.
Full provision for deferred tax is made for temporary differences between the carrying value of assets and liabilities for financial reporting purposes and their value for tax purposes, except for deferred tax provision arising on goodwill from business combinations.
The amount of deferred tax reflects the expected recoverable amount and is based on the expected manner of recovery or settlement of the carrying amount of assets and liabilities, using the basis of taxation enacted or substantively enacted by the balance sheet date.
Deferred tax assets are not recognised where it is more likely than not that the assets will not be realised in the future. No deferred tax liability is provided in respect of any future remittance of earnings of foreign subsidiaries where the group is able to control the remittance of earnings and it is probable that such earnings will not be remitted in the foreseeable future, or where no liability would arise on the remittance.
Critical accounting estimates and judgements
The group is required to estimate the corporate tax in each of the jurisdictions in which it operates. Management is required to estimate the amount that should be recognised as a tax liability or tax asset in many countries which are subject to tax audits which by their nature are often complex and can take several years to resolve; current tax balances are based on such estimations. Tax provisions are based on management’s judgement and interpretation of country specific tax law and the likelihood of settlement. However, the actual tax liabilities could differ from the provision and in such event the group would be required to make an adjustment in a subsequent period which could have a material impact on the group’s profit for the year.
The evaluation of deferred tax asset recoverability requires estimates to be made regarding the availability of future taxable income.
For brands with an indefinite life, management’s intention is to recover the book value through a potential sale in the future, and therefore the deferred tax on the brand value is generally recognised using the appropriate country capital gains tax rate. To the extent brands with an indefinite life have been impaired, management considers this to be an indication of recovery through use and in such a case deferred tax on the brand value is recognised using the appropriate country corporate income tax rate.
(a) Analysis of taxation charge for the year

	United Kingdom			Rest of world			Total
	2024 $ million	2023 re- presented $ million	2022 re- presented $ million	2024 $ million	2023 re- presented $ million	2022 re- presented $ million	2024 $ million	2023 re- presented $ million	2022 re- presented $ million
Current tax
Current year	134	192	229	983	1,056	1,150	1,117	1,248	1,379
Adjustments in respect of prior years	(7)	41	14	(4)	(46)	22	(11)	(5)	36
	127	233	243	979	1,010	1,172	1,106	1,243	1,415
Deferred tax
Origination and reversal of temporary differences	39	36	(10)	113	(93)	41	152	(57)	31
Changes in tax rates	—	—	2	(18)	13	2	(18)	13	4
Adjustments in respect of prior years	16	7	—	38	(43)	(52)	54	(36)	(52)
	55	43	(8)	133	(123)	(9)	188	(80)	(17)
Taxation on profit	182	276	235	1,112	887	1,163	1,294	1,163	1,398
(b) Exceptional tax charges/(credits)
The taxation charge includes the following exceptional items:

	2024 $ million	2023 re-presented $ million	2022 re-presented $ million
Brand impairment(1)	63	(154)	(69)
Disposal of businesses and brands(2)	(1)	37	29
Supply chain agility programme	(15)	(27)	—
Various dispute and litigation matters(3)	(23)	—	—
US guarantee fee claim(4)	—	(68)	—
Distribution termination fee	—	(14)	—
Winding down Russian operations	—	—	4
Other items	—	—	(4)
	24	(226)	(40)
(1) In the year ended 30 June 2024, an exceptional tax charge of $95 million was recognised in relation to the reversal of the Shui Jing Fang brand impairment charge, partly offset by an exceptional tax credit of $19 million in respect of the Chase brand impairment and the related tangible fixed asset and an exceptional tax credit of $13 million comprised of brand impairments in the US ready to drink portfolio. In the year ended 30 June 2023, an exceptional tax credit of $154 million was recognised mainly in respect of the impairment of the McDowell's brand. In the year ended 30 June 2022, the exceptional tax credit of $69 million related to the tax impact on the impairment of the McDowell's and Bell's brands for $45 million and $24 million, respectively.
(2)In the year ended 30 June 2023, the exceptional net tax charge of $37 million mainly comprised of a tax charge of $52 million in respect of the sale of Guinness
Cameroun S.A., partly offset by a tax credit of $11 million in respect of the sale of certain USL businesses. In the year ended 30 June 2022, a $29 million exceptional tax charge was recognised in respect of the gain on the sale of the Picon brand.
(3) In the year ended 30 June 2024, an exceptional tax credit of $23 million was recorded in relation to various dispute and litigation matters in North America, including certain costs and expenses associated therewith.
(4) In the year ended 30 June 2023, an exceptional tax credit of $68 million was recognised in respect of the deductibility of fees paid to Diageo plc for guaranteeing externally issued debt of US group entities. Following engagement with the tax authorities, guarantee fees for the periods ended 30 June 2012 to 30 June 2022 are fully deductible.
(c) Taxation rate reconciliation and factors that may affect future tax charges

	2024 $ million	2024%	2023 re-presented $ million	2023%	2022 re-presented $ million	2022%
Profit before taxation	5,460		5,642		5,808
Notional charge at UK corporation tax rate	1,365	25.0	1,157	20.5	1,104	19.0
Elimination of notional tax on share of after tax results of associates and joint ventures	(103)	(1.9)	(91)	(1.6)	(105)	(1.8)
Differences in overseas tax rates	(86)	(1.6)	116	2.0	217	3.7
Disposal of businesses and brands	17	0.3	(42)	(0.7)	38	0.7
Other items not chargeable	(72)	(1.3)	(76)	(1.3)	(66)	(1.1)
Impairment	6	0.1	(8)	(0.1)	45	0.8
Other items not deductible	70	1.3	85	1.5	71	1.2
Irrecoverable withholding taxes	55	1.0	46	0.8	51	0.9
Movement in provision in respect of uncertain tax positions(1)	6	0.1	34	0.6	55	0.9
Changes in tax rates	(18)	(0.3)	13	0.2	4	0.1
Adjustments in respect of prior years(2)	54	1.0	(71)	(1.3)	(16)	(0.3)
Taxation on profit	1,294	23.7	1,163	20.6	1,398	24.1
Tax rate before exceptional items	—	23.2	—	23.0	—	22.6
(1) Movement in provision in respect of uncertain tax positions includes both current and prior year uncertain tax position movements.
(2)Excludes prior year movement in provisions. Included in the year ended 30 June 2023 was an exceptional tax credit of $68 million in respect of the deductibility of fees paid to Diageo plc for guaranteeing externally issued debt of its US group entities.
The table above reconciles the notional taxation charge calculated at the UK tax rate, to the actual total tax charge. As a group operating in multiple countries, the actual tax rates applicable to profits in those countries are different from the UK tax rate. The impact is shown in the table above as differences in overseas tax rates. The group’s worldwide business leads to the consideration of a number of important factors which may affect future tax charges, such as the levels and mix of profitability in different jurisdictions, transfer pricing regulations, tax rates imposed and tax regime reforms, acquisitions, disposals, restructuring activities, and settlements or agreements with tax authorities.
Significant ongoing changes in the international tax environment and an increase in global tax audit activity means that tax uncertainties and associated risks have been gradually increasing. In the medium-term, these risks could result in an increase in tax liabilities or adjustments to the carrying value of deferred tax assets and liabilities. See note 19 (f).
The group has a number of ongoing tax audits worldwide for which provisions are recognised in line with the relevant international accounting standard, taking into account best estimates and management’s judgements concerning the ultimate outcome of the tax audits. For the year ended 30 June 2024, ongoing audits that are provided for individually are not expected to result in a material tax liability. The current tax asset of $304 million (30 June 2023 – $292 million) and tax liability of $136 million (30 June 2023 – $170 million) include $209 million (30 June 2023 – $218 million) of provisions for tax uncertainties.
The cash tax paid in the year ended 30 June 2024 amounts to $1,099 million (30 June 2023 – $1,443 million) and is $7 million lower than the current tax charge (30 June 2023 – $200 million higher). This arises as a result of timing differences between the accrual of income taxes, the movement in the provision for uncertain tax positions and the actual payment of cash.
In December 2021, the OECD released a framework for Pillar Two Model Rules which will introduce a global minimum corporate tax rate of 15%, applicable to multinational enterprise groups with global revenue over €750 million. The legislation implementing the rules in the United Kingdom was substantively enacted on 20 June 2023 and will apply to Diageo from the financial year ending 30
June 2025 onwards. Diageo is continuously reviewing the amendments to the legislation and also monitoring the status of implementation of the model rules outside of the United Kingdom. While we expect additional tax liabilities to be incurred in some jurisdictions in which the group operates, the estimated impact on the group’s effective tax rate is immaterial based on the data for the year ended 30 June 2023.
Diageo has applied the temporary exception under IAS 12 in relation to the accounting for deferred taxes arising from the implementation of the Pillar Two rules.
(d) Deferred tax assets and liabilities
Deferred tax recognised in the consolidated balance sheet comprise the following net deferred tax (liabilities)/assets:

	Property, plant and equipment $ million	Intangible assets $ million	Post employment plans $ million	Tax losses $ million	Other temporary differences(1) $ million	Total $ million
At 30 June 2022 (re-presented)	(566)	(2,290)	(316)	76	427	(2,669)
Exchange differences	15	42	(6)	4	(4)	51
Recognised in income statement	(35)	116	2	(19)	29	93
Recognised in other comprehensive income and equity	(7)	(37)	182	—	(55)	83
Tax rate change – recognised in income statement	(2)	(15)	(1)	1	4	(13)
Acquisition of subsidiaries	—	(85)	—	—	—	(85)
Transfer from asset held for sale	(3)	(44)	—	—	8	(39)
Sale of businesses	13	—	(2)	—	(5)	6
At 30 June 2023 (re-presented)	(585)	(2,313)	(141)	62	404	(2,573)
Exchange differences	9	35	—	(10)	(13)	21
Recognised in income statement	(79)	(132)	(6)	28	(17)	(206)
Recognised in other comprehensive loss and equity	(34)	(73)	6	—	(8)	(109)
Tax rate change – recognised in income statement	3	13	(1)	—	3	18
Tax rate change – recognised in other comprehensive loss and equity	(4)	(20)	—	—	(3)	(27)
Acquisition(2)	—	53	—	—	—	53
Transfer to asset held for sale	2	4	—	(16)	(8)	(18)
Sale of businesses	—	38	—	—	(1)	37
At 30 June 2024	(688)	(2,395)	(142)	64	357	(2,804)
(1) Deferred tax on other temporary differences includes hyperinflation, fair value movement on cross-currency swaps, interest and finance costs, share-based payments and intra-group sales of products.
(2) In the year ended 30 June 2024, a deferred tax asset of $53 million was recognised in relation to the purchase of shares of non-controlling interests in respect of
DeLeon Holdco LLC.
After offsetting deferred tax assets and liabilities that relate to taxes levied by the same taxation authority on the same taxable fiscal unit, the net deferred tax liability comprises:

	2024 $ million	2023 re-presented $ million
Deferred tax assets	143	178
Deferred tax liabilities	(2,947)	(2,751)
	(2,804)	(2,573)
Deferred tax assets of $143 million include $98 million (2023 – $82 million) arising in jurisdictions with prior year taxable losses.
The majority of the asset is in respect of Germany, Colombia and Brazil. It is considered more likely than not that there will be sufficient future taxable profits to realise these deferred tax assets, which for the most part arose on losses from a historic one-off transaction, and on existing provisions. The majority of deferred tax assets can be carried forward indefinitely. From the total recognised tax losses of $64 million, it is expected that $13 million will be utilised in the year ending 30 June 2025.
(e) Unrecognised deferred tax assets
The following table shows the tax value of tax losses which has not been recognised due to uncertainty over their utilisation in future periods. The gross value of those losses is $724 million (2023 – $796 million).

	2024 $ million	2023 re-presented $ million
Capital losses – indefinite	123	123
Trading losses – indefinite	31	31
Trading and capital losses – expiry dates up to 2033	33	50
	187	204
Additionally, no deferred tax asset has been recognised in respect of certain temporary differences arising from brand valuations, as the group is not planning to sell those brands thus the benefit from the temporary differences is unlikely to be realised.
(f) Unrecognised deferred tax liabilities
Relevant legislation largely exempts overseas dividends remitted from tax. A tax liability is more likely to arise in respect of withholding taxes levied by the overseas jurisdiction. Deferred tax is provided where there is an intention to distribute earnings, and a tax liability arises. It is impractical to estimate the amount of unrecognised deferred tax liabilities in respect of these unremitted earnings.
The aggregate amount of temporary differences in respect of investments in subsidiaries, branches, interests in associates and joint ventures for which deferred tax liabilities have not been recognised is approximately $26.3 billion (2023 – $25.0 billion).